Dreyfus

Municipal Money

Market Fund, Inc.

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                        Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Money Market Fund, Inc., covering the 12-month period from June 1, 1999 through May 31, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because robust economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points since late June 1999. While these economic influences overall adversely affected long-term municipal bonds, they positively influenced tax-exempt money market yields

We  appreciate  your  confidence  over the past year and we look forward to your
continued   participation   in   Dreyfus  Municipal  Money  Market  Fund,  Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2000, the fund produced an annualized yield of 3.00% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.04% for the same period.(1

We attribute the fund' s performance to higher short-term interest rates implemented by the Federal Reserve Board (the "Fed"), which helped enhance tax-exempt money market yields.

What is the fund's investment approach?

The fund seeks a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from issuers throughout the United States and its territories. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace and interest-rate trends.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maturity to maintain current yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by robust U.S. economic growth and rising interest rates.

By the time the reporting period began on June 1, 1999, it had become apparent that the pace of economic growth in the United States was higher than most analysts expected. Consumer confidence reached a 30-year high, oil prices were bouncing back from the previous year's lows and employment remained strong with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might reemerge. During the reporting period, the Fed raised short-term interest rates six times for a total interest-rate increase of 1.75 percentage points.

However, tax-exempt money market yields generally rose less in comparison to taxable yields over the past 12 months. This was due to the fact that many of the nation' s states and municipalities enjoyed higher tax revenues during the reporting period. As a result, this lowered their need to borrow and resulted in a reduced supply of securities.

What is the fund's current strategy?

While our strategy continues to involve active management of the portfolio's weighted average maturity and asset mix according to our interest-rate and supply-and-demand expectations, we believe that the current economic outlook is uncertain. On one hand, many in the investment community believe that the Fed is likely to raise short-term interest rates further at their next meeting in late June. On the other hand, recent economic reports suggest that the economy may be slowing in response to previous rate hikes, creating the possibility that the current round of rate hikes may be over. In addition, June tends to be a time of active issuance for many states and municipalities, which can potentially lead to technical market influences that may have greater sway over the markets than the Fed's monetary policy.

In the face of these uncertainties, we have recently adjusted the portfolio's average weighted maturity so it is modestly longer than other federally tax-exempt money market funds. This maturity management strategy was designed to help us lock in then current prevailing yields while retaining the flexibility required to act quickly if interest rates rise further.

Our asset mix currently emphasizes Variable Rate Demand Notes ("VRDNs") because of the competitively high yields they offer. VRDNs generally feature adjustable yields, short maturities and afford the portfolio a high degree of liquidity and credit quality. We have also increased our holdings of insured municipal bonds, pre-refunded securities with maturities in one year and tax-exempt commercial paper. We have focused primarily on securities with maturities in the three- to six-month range which we believe can help protect the fund's tax-exempt yield but not drastically extend the fund's weighted average maturity. Of course, portfolio composition is subject to change over time.

June 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000

                                                                                             Principal
TAX EXEMPT INVESTMENTS--98.8%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--2.3%

Apache County Industrial Development Authority, IDR, VRDN

  (Summerville Project)

   4.15%, Series B (LOC; The Bank of New York)                                               13,700,000  (a)          13,700,000

Mesa Industrial Development Authority, Revenue, VRDN

  (Discovery Health)

  3.95%, Series B (Insured; MBIA and LOC; Chase

   Manhattan Bank)                                                                            5,800,000  (a)           5,800,000

CALIFORNIA--5.2%

California Higher Education Loan Authority Inc., Student

  Loan Revenue

  3.20%, Series E-5, 6/1/2000

   (LOC; Student Loan Marketing Association)                                                 14,000,000               14,000,000

California School Cash Reserve Program Authority

   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                   15,000,000               15,011,444

Student Education Loan Marketing Corporation, Student

  Loan Revenue, Refunding, VRDN

   4.40%, Series A (LOC; State Street Bank and Trust)                                        14,000,000  (a)          14,000,000

DELAWARE--2.3%

Delaware Economic Development Authority, Revenue, VRDN

  (Hospital Billing Collection) 4.15%, Series B,

   (Insured; MBIA and LOC; Morgan Stanley)                                                   19,000,000  (a)          19,000,000

DISTRICT OF COLUMBIA--4.8%

District of Columbia, Revenue, VRDN

  (George Washington University)

   4.40%, Series B, (Insured; MBIA and LOC; Bank Of America)                                 14,000,000  (a)          14,000,000

District of Columbia Housing Finance Agency:

   Mortgage Revenue 4.35%, Series B, 3/21/2001                                               13,000,000               13,000,000

   SFMR 3.30%, Series B, 6/15/2000 (LOC; CDC Funding Corp.)                                  13,000,000               13,000,000

FLORIDA--4%

Capital Projects Finance Authority, Revenue, VRDN

  (Capital Projects Loan Program)

   4.30%, Series A (Insured; FSA and LOC; Credit Suisse)                                     19,500,000  (a)          19,500,000

Highlands County Health Facilities Authority, Revenue,

  VRDN (Adventist Health System Sunbelt)

   4.35%, Series A, (LOC; Suntrust Bank)                                                      8,580,000  (a)           8,580,000

Miami Dade County Housing Finance Authority, Revenue

  (Home Ownership Mortgage)

   4.80%, Series A-2, 4/16/2001 (LOC; AIG Funding Inc.)                                       5,000,000                5,000,000

GEORGIA--2.6%

Dekalb County Housing Authority, MFHR,VRDN

  (Forest Columbia Apartments Project)

   4.45%, (LOC; First Tennessee Bank)                                                         5,000,000  (a)           5,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Savannah Economic Development Authority, Revenue Exempt

  Facilities, VRDN

  (Home Depot Project) 4.45%,  Series A

   (Corp. Guaranty; Home Depot)                                                              17,000,000  (a)          17,000,000

ILLINOIS--6.8%

City of Chicago, SFMR, 4.40%, Series B, 3/1/2001

   (Insured;  FGIC)                                                                           5,000,000                5,000,000

Glendale Heights, Multifamily Revenue, Refunding, VRDN

   4.32% (LOC; Federal Home Loan Mortgage Corporation)                                       10,000,000  (a)          10,000,000

Illinois Development Finance Authority, PCR, VRDN

  (Illinois Power Co.)

   4.50%, Series C (LOC; Morgan Guaranty Trust Co.)                                          21,800,000  (a)          21,800,000

Illinois Health Facilities Authority, (Evansville Northwestern

   Corp.) 4.75%, 5/31/2001                                                                    5,000,000                5,000,000

Lombard, MFHR, (Clover Creek) 4.05%, 12/15/2000

   (LOC; Bank One of Arizona)                                                                 7,100,000                7,100,000

Madison County, EIR, VRDN (Shell Wood River Project)

   4.55%, Series A (LOC; Shell Oil Co.)                                                       4,200,000  (a)           4,200,000

University of Illinois, Revenues, VRDN (Merlots)

   4.14%, Series S (Insured; MBIA and LOC; First Union Bank)                                  3,500,000  (a)           3,500,000

INDIANA--3.4%

Indiana Board Bank Advanced Funding Program 4.75%,

   Series A-2, 1/18/2001 (LOC; Bank of America)                                              23,500,000               23,585,309

Whiting, Industrial Sewage & Solid Waste Disposal Revenue,

  Refunding,VRDN

   (Amoco Oil Company Project) 4.55%, (LOC; BP Amoco PLC)                                     5,000,000  (a)           5,000,000

IOWA--3.6%

Iowa School Cash Anticipation Program, Iowa School Corporation

   4%, Series A, 6/23/2000 (Insured; FSA)                                                    10,000,000               10,004,478

Louisa County, PCR, Refunding,VRDN (Iowa-Illinois Gas and

   Electric) 4.35%, Series A                                                                 19,500,000  (a)          19,500,000

KANSAS--2.1%

Wichita:

  PCR, Refunding, VRDN (CIC Industries Inc. Project)

      4.625% (LOC; The Bank of New York)                                                      5,000,000  (a)           5,000,000

   Renewal and Improvement Temporary Notes

      4.50%, 8/24/2000                                                                       12,000,000               12,014,622

KENTUCKY--3.4%

Kentucky Association of Counties Advance Revenue Cash

  Flow Borrowing Program,

   COP, TRAN 4%, 6/30/2000                                                                   10,000,000               10,004,211

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY (CONTINUED)

Ohio County, PCR, VRDN (Big Rivers Electric Corp.)

   4.15% (Insured AMBAC and LOC; Credit Suisse)                                              10,000,000  (a)          10,000,000

Somerset, Industrial Building Revenue, VRDN

  (Wonderfuel LLC Project)

   4.30% (LOC; Bank of America)                                                               7,920,000  (a)           7,920,000

LOUISIANA--1.7%

Ascension Parish, CP (BASF Corp.) 4.80%, 8/17/2000

   (Corp Guaranty; BASF Corp.)                                                               10,000,000               10,000,000

West Baton Rouge Parish Industrial District # 3, Revenue,

  VRDN (Dow Chemical Co. Project)

   4.60% (LOC; Dow Chemical Co.)                                                              4,500,000  (a)           4,500,000

MARYLAND--2.1%

Carroll County, Revenue, VRDN (Fairhaven and Copper)

  4.40%, Series B (BPA; Branch Banking and Trust and

   Insured; Asset Guaranty)                                                                   9,290,000  (a)           9,290,000

State of Maryland Energy Finance Administration, SWDR,VRDN

  (Cimenteries Project)

   4.55% (LOC; Duetsche Bank)                                                                 8,000,000  (a)           8,000,000

MICHIGAN--1.2%

Birmingham, EDR, VRDN (Brown Association Project)

   4.625% (LOC; Deutsche Bank)                                                                1,880,000  (a)           1,880,000

Detroit Downtown Development Authority Revenue, Refunding,

  VRDN (Millender Control Project)

   4.50% (LOC; HSBC Bank USA)                                                                 7,000,000  (a)           7,000,000

Michigan Housing Development Authority, LOR, Refunding, VRDN

   (Harbortown Limited Divide) 4.375%, (LOC; Deutsche Bank)                                   1,000,000  (a)           1,000,000

MINNESOTA--1.5%

City of Becker, PCR (Northern States Power Company)

   4.15%, Series A, 8/11/2000                                                                10,000,000               10,000,000

Cloquet, Industrial Facilities Revenue, VRDN

  (Potlatch Corp. Project)

   4.35%, Series C (LOC; Wachovia Bank and Trust Co.)                                         2,300,000  (a)           2,300,000

MISSOURI-1.2%

Saint Charles County Industrial Development Authority,

  Industrial Revenue, Refunding, VRDN

  (Country Club Apartments Project) 4.32% (LOC; Lasalle

   National Bank)                                                                            10,000,000  (a)          10,000,000

NEBRASKA--1.6%

Nebhelp Incorporated, Revenue, Mutiple Mode Student Loan,

  VRDN 4.20%, Series A (Insured; MBIA and

   LOC; Student Loan Marketing Association)                                                  12,995,000  (a)          12,995,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.7%

Clark County, IDR, VRDN (Nevada Cogeneration Association 2)

   4.55% (LOC; ABN-Amro Bank)                                                                13,700,000  (a)          13,700,000

NEW HAMPSHIRE--1.2%

State of New Hampshire Business Financing Authority, IDR, VRDN

   (Keeney Manufacturing  Co. Project) 4.45% (LOC; Fleet Bank)                                7,100,000  (a)           7,100,000

Strafford County, TAN 4.45%, 12/29/2000                                                       2,500,000                2,500,689

NEW JERSEY--.6%

State of New Jersey, CP 4.05%, Series 2000-A, 6/15/2000

  (Liquidity Facility: Bank of Nova Scotia, Commerzbank and

   Toronto-Dominion Bank)                                                                     5,000,000                5,000,000

NEW MEXICO--1.2%

State of New Mexico, TRAN 4%, 6/30/2000                                                      10,000,000               10,005,903

NEW YORK--4.3%

Metropolitan Transportation Authority, Transit Facilities

  Revenue, CP

   4.05%, Series 1, 9/1/2000 (LOC; ABN-Amro Bank)                                            20,000,000               20,000,000

City of New York Transitional Finance Authority, Revenue, BAN

   4.75%, Series 3, 11/1/2000                                                                 6,800,000                6,809,599

Suffolk County, TAN

  4.50%, Series 1, 8/10/2000 (LOC: Credit Local De France,

   Landesbank, Westdueutsche Landes)                                                          9,000,000                9,008,372

NORTH CAROLINA--1.3%

Craven County Industrial Facilities and Pollution Control

  Financing Authority, VRDN

   (Craven Wood Energy) 4.55%, Series C (LOC; ABN-Amro Bank)                                  4,100,000  (a)           4,100,000

Winston Salem,VRDN (Municipal Leasing Corp.)

   4.50% (LOC; Wachovia Bank & Trust Company)                                                 6,700,000  (a)           6,700,000

OHIO--4.3%

Lorain County, Independent Living Facilities Revenue,VRDN,

  (Elyria United Methodist Project)

   4.44% (LOC; Bank One Corp.)                                                                6,835,000  (a)           6,835,000

Ohio Higher Educational Facility, CP

  (Case Western Reserve University)

   4.50%, 10/18/2000 (LOC; Bank One Corp)                                                    10,000,000               10,000,000

Ohio Housing Finance Agency, Mortgage Revenue:

   4.15%, Series C, 9/1/2000                                                                  5,000,000                5,000,000

   4.05%, Series A-2, 9/1/2000                                                               13,000,000               13,000,000

Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)

   4.25% (LOC; Wells Fargo Bank)                                                              1,150,000  (a)           1,150,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.8%

Emmaus General Authority, Revenue,VRDN:

   4.20%, Series O, (LOC; Goldman, Sachs and Co.)                                             7,000,000  (a)           7,000,000

   4.15%, Series O, (Insured; FSA and LOC; First Union

   National Bank)                                                                             8,000,000  (a)           8,000,000

Lancaster County Hospital Authority, Revenue, VRDN

  (Masonic Homes)

   4.15% ( Insured; AMBAC and LOC; PNC Bank)                                                 22,740,000  (a)          22,740,000

Quakertown General Authority, Revenue,VRDN

  (Pooled Financing Program)

   4.15%, Series A (LOC; PNC Bank)                                                            5,000,000  (a)           5,000,000

York General Authority, Pooled Financing Revenue, VRDN

   4.40% (LOC; First Union National Bank)                                                     5,000,000  (a)           5,000,000

SOUTH CAROLINA--1.7%

South Carolina Jobs Economic Development Authority, EDR,

  VRDN (Wellman Inc. Project)

   4.55% (LOC; Wachovia Bank and Trust Co.)                                                  14,310,000  (a)          14,310,000

TENNESSEE--4.2%

Sevier County Public Building Authority, Local Government

  Public Improvement, VRDN:

    5.75%, Series B-2

         (Insured; AMBAC and LOC; Krediet Bank)                                                 460,000  (a)             460,000

      4.30%, Series B-2
         (Insured; AMBAC and LOC; Krediet Bank)                                               3,285,000  (a)           3,285,000

      4.30%, Series II-C-1
         (Insured; AMBAC and LOC; Krediet Bank)                                               6,000,000  (a)           6,000,000

      4.30%, Series III-C-4
         (Insured; AMBAC and LOC; Krediet Bank)                                              10,000,000  (a)          10,000,000

Shelby County, CP (Baptist Memorial Hospital):

   4.65%, 11/17/2000 (LOC; Bank of America)                                                   6,000,000                6,000,000

   4.60%, 11/22/2000 (LOC; Bank of America)                                                   9,000,000                9,000,000

TEXAS--13.6%

Austin, Utility Systems Revenue, Refunding

   6%, 11/15/2000 (Insured; AMBAC)                                                            4,000,000                4,034,440

Brazos River Authority, PCR, Refunding, VRDN

  (Texas Utility Electric Co.)

   4.25%, Series C (LOC; The Bank of New York)                                               10,000,000  (a)          10,000,000

Brazos River Harbor Naval District, VRDN:

  Brazoria County Environmental Facility Revenue:

      (Dow Chemical Project) 4.60%, Series B
         (Corp. Guaranty; Dow Chemical Co.)                                                  11,400,000  (a)          11,400,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Brazos River Harbor Naval District, VRDN (continued):

  Brazoria County Environmental Facility Revenue:

    (Merey Sweeny L.P. Project):

         4.60%, Series A, (LOC; Chase Manhattan Bank)                                         6,200,000  (a)           6,200,000

         4.60%, Series B (LOC; Citibank)                                                      6,300,000  (a)           6,300,000

   Revenue (Dow Chemical Project):

      4.60% (Corp. Guaranty; Dow Chemical Co.)                                               10,000,000  (a)          10,000,000

      4.60%, Series A (Corp. Guaranty; Dow Chemical Co.)                                      6,200,000  (a)           6,200,000

Gulf Coast Industrial Development Authority, SWDR, VRDN

  (Citgo Petroleum Corp. Project)

   4.60% ( LOC; Bank of America)                                                              5,100,000  (a)           5,100,000

Gulf Coast Waste Disposal Authority, SWDR,VRDN

  (Amoco Oil Company Project)

   4.60% (Corp. Guaranty; BP Amoco PLC)                                                      10,300,000  (a)          10,300,000

Houston, Water and Sewer Systems Revenue, CP

  4.80%, Series A, 10/5/2000 (LOC: Bayerische Landesbank

   and Westdeutsche Landes)                                                                   5,000,000                5,000,000

PanHandle-Plains Higher Education Authority Inc., Student

  Loan Revenue VRDN

   4.15%, Series A (LOC; Student Loan Marketing Association)                                 13,000,000  (a)          13,000,000

State of Texas, TRAN 4.50%, Series A, 8/31/2000                                              15,000,000               15,028,833

Texas Public Finance Authority, Revenue, CP

   4.375%, Series A, 7/25/2000                                                               10,300,000               10,300,000

UTAH--2.8%

Intermountain Power Agency, Power Supply Revenue, CP:

  4%, Series B-2, 6/15/2000 (LOC: Bank of America and

      Bank of Nova Scotia)                                                                   13,500,000               13,500,000

   4.50%, Series B-5, 7/25/2000 (LOC: Bank of America and

      Bank of Nova Scotia)                                                                   10,000,000               10,000,000

VIRGINIA--4.1%

Henrico County Economic Development Authority, Exempt

  Facilities Revenue, VRDN Refunding

   (White Oak Limited Project) 4.15% (LOC; Citibank)                                         18,000,000  (a)          18,000,000

Richmond Industrial Development Authority, Revenue, VRDN

  (Cogentrix of Richmond Project)

   4.60%, Series A (LOC; Banque Paribas)                                                     10,000,000  (a)          10,000,000

State of Virginia Public School Authority, School Equipment

   Financing 5%, 4/1/2000                                                                     6,015,000                6,041,348

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--.8%

Washington Housing Finance Committtee, MFHR,VRDN

  (Holly Village Senior Living)

   4.40%, Series A (LOC; Federal National Mortgage Association)                               6,600,000  (a)           6,600,000

WISCONSIN--.8%

Green Bay Area Public School District, BAN 4.90%, 4/13/2001                                   7,000,000                7,001,599

WYOMING--.6%

Wyoming Community Development Authority, Housing Revenue

   3.538%, Series 4, 12/1/2000                                                                5,090,000                5,061,322
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $819,949,150)                                                             98.8%              819,957,169

CASH AND RECEIVABLES (NET)                                                                         1.2%                9,896,930

NET ASSETS                                                                                       100.0%              829,854,099


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

BPA                       Bond Purchase Agreement

COP                       Certificate of Participation

CP                        Commercial Paper

EDR                       Economic Development Revenue

EIR                       Environmental Improvement

                             Revenue

FGIC                      Federal Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage

                             Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

TRAN                      Tax Revenue Anticipation Notes

VRDN                      Variable Rate Demand Note

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 95.7

AAA/AA(b)                        AAA/AA(b)                       AAA/AA(b)                                         4.0

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                       .3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           819,949,150   819,957,169

Cash                                                                  3,381,543

Interest receivable                                                   6,899,991

Prepaid expenses and other assets                                        36,501

                                                                    830,275,204
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           338,889

Accrued expenses and other liabilities                                   82,216

                                                                        421,105
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      829,854,099
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     830,119,712

Accumulated net realized gain (loss) on investments                   (273,632)

Accumulated gross unrealized appreciation of investments                  8,019
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      829,854,099
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)       831,895,461

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,758,649

EXPENSES:

Management fee--Note 2(a)                                            4,383,145

Shareholder servicing costs--Note 2(b)                                 765,036

Custodian fees                                                          73,935

Professional fees                                                       64,650

Directors' fees and expenses--Note 2(c)                                 56,634

Registration fees                                                       30,192

Prospectus and shareholders' reports                                    28,007

Miscellaneous                                                           20,372

TOTAL EXPENSES                                                       5,421,971

INVESTMENT INCOME--NET                                              26,336,678
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    430

Net unrealized appreciation (depreciation) on investments                8,019

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   8,449

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                26,345,127

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                           -------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,336,678           25,245,090

Net realized gain (loss) from investments             430            (117,565)

Net unrealized appreciation (depreciation)
   of investments                                   8,019               1,071

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   26,345,127          25,128,596
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (26,336,678)         (25,379,021)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,096,013,249        3,315,094,165

Dividends reinvested                           15,349,550           14,582,815

Cost of shares redeemed                   (3,182,644,847)      (3,332,016,091)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (71,282,048)          (2,339,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (71,273,599)          (2,589,536)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           901,127,698          903,717,234

END OF PERIOD                                 829,854,099          901,127,698

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                                 ------------------------------------------------------------------
                                                                 2000           1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .030          .027          .031           .029          .031

Distributions:

Dividends from investment income--net                            (.030)        (.027)         (.031)        (.029)         (.031)

Net asset value, end of period                                   1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.05           2.78           3.13          2.98           3.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .62            .63            .66           .65           ,64

Ratio of net investment income
   to average net assets                                         3.00           2.73           3.08          2.94          3.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         829,854        901,128        903,717     1,024,649       950,598

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $40,114 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $251,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005, $21,000 expires in fiscal 2006, $130,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $446,774 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $233,400 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 6, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal income tax).


NOTES

                                                           For More Information

                        Dreyfus
                        Municipal Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                          New York, NY 10166

                      Custodian

                        The Bank of New York
                        One Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   910AR005